Accrued Expenses and Other Payables (Tables)	6 Months Ended
Jun. 30, 2026
Accrued Expenses and Other Payables [Abstract]
Schedule of Accrued Expenses and Other Payables

Accrued expenses and other payables consisted of the following:

	As of
	June 30, 2026	December 31, 2025

Interest payable (1)	8,351	7,020
Accrued expenses	2,397	3,918
Deposits and other payables to customers (2)	2,489	2,902
Others	880	2,220
Total	14,117	16,060

(1)	The interest payable represented the accrued interest for long-term payables owed to the mining equipment supplier totaling $93.36 million with a fixed annual interest rate of 3% as of June 30, 2026, compared with 6% as of December 31, 2025 (see Note 9); and (ii) long-term loans totaling $5.40 million with a fixed annual interest rate ranging from 5% to 6.5% (see Note 10).

(2)	The Company recognizes refund liabilities in respect of amounts received from customers, comprising deposits for hosting services and temporary overpayments that are subject to refund.